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                                                                    EXHIBIT 10.1








                                  AVIALL, INC.

                  SUPPLEMENTAL EXECUTIVE RETIREMENT INCOME PLAN



                          EFFECTIVE AS OF APRIL 7, 2003







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                                TABLE OF CONTENTS

                                                                                                               PAGE

ARTICLE I        Purpose and Effective Date.......................................................................1
   Section 1.1.  Purpose..........................................................................................1
   Section 1.2.  Effective Date...................................................................................1

ARTICLE II       Definitions and Construction.....................................................................1
   Section 2.1.  Definitions......................................................................................1
   Section 2.2.  Construction.....................................................................................6
   Section 2.3.  Governing Law....................................................................................6

ARTICLE III      Eligibility and Participation....................................................................6

ARTICLE IV       Assets Used for Benefits.........................................................................7
   Section 4.1   Funding Preceding a Change of Control............................................................7
   Section 4.2   Funding Upon a Change of Control.................................................................7

ARTICLE V        Supplemental Benefits............................................................................8
   Section 5.1.  Normal Retirement................................................................................8
   Section 5.2.  Delayed Retirement...............................................................................8
   Section 5.3.  Early Retirement.................................................................................9
   Section 5.4.  Disability Retirement............................................................................9
   Section 5.5.  Death Benefits..................................................................................10
   Section 5.6.  Termination of Service Other than for Retirement or Death.......................................13

ARTICLE VI       Provisions Regarding Payment of Benefits........................................................15
   Section 6.1.  Form of Payment of Benefits.....................................................................15
   Section 6.2.  No Effect on Retirement Plan....................................................................15

ARTICLE VII      Administration, Amendments and Termination; Rights Against the Company..........................15
   Section 7.1.  Administration..................................................................................15
   Section 7.2.  Amendment.......................................................................................15
   Section 7.3.  Termination.....................................................................................16
   Section 7.4.  Rights Against the Company......................................................................16

ARTICLE VIII     General and Miscellaneous.......................................................................16
   Section 8.1.  Spend Thrift Clause.............................................................................16
   Section 8.2.  Severability....................................................................................16
   Section 8.3.  Construction of Agreement.......................................................................16
   Section 8.4.  Governing Law...................................................................................17


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

ARTICLE IX       Change of Control Provisions....................................................................17
   Section 9.1.  Vesting.........................................................................................17
   Section 9.2.  Benefits Payable in the Event of Change of Control..............................................17
   Section 9.3.  Termination or Amendment Following Change of Control............................................17



                                       ii
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                                    ARTICLE I

                           Purpose and Effective Date

         Section 1.1. Purpose: The purpose of this Plan is to provide supplemental retirement income, death and disability benefits to certain executive employees of Aviall, Inc. (the "Company") and its subsidiaries.

         Section 1.2. Effective Date: The Plan is effective April 7, 2003.

                                   ARTICLE II

                          Definitions and Construction

         Section 2.1. Definitions: The following words and phrases used in this Plan shall have the respective meanings set forth below, unless the context in which they are used clearly indicates a contrary meaning:

                  (a) Accrued Benefit shall mean, with respect to a Participant as of a particular point in time, a monthly benefit payable at Normal Retirement Date (or Delayed Retirement Date, if the Participant is past his Normal Retirement Date at date of determination) in the Normal Form of Payment in an amount equal to (i) less (ii):

                           (i) Two percent (2%) (or in the case of the CEO,
                  three percent (3%)) of such Participant's Final Average Monthly Compensation multiplied by his number of years and partial years of Credited Service, not to exceed 25 years (or in the case of the CEO, 16.6667) years);

                           (ii) The sum of:

                                    (A) The monthly amount of such Participant's
                           benefit as provided for in the Retirement Plan and the Ryder Retirement Plan as of such point in time, payable in the Normal Form of Payment, plus

                                    (B) The monthly amount of such Participant's
                           benefit as provided for in the Aviall, Inc. Benefit Restoration Plan as of such point in time, payable in the Normal Form of Payment, plus

                                    (C) The Anticipated Monthly Primary Social
                           Security Amount.

                  (b) Anticipated Monthly Primary Social Security Amount shall mean:

                           (i) For a Participant who has attained the age of
                  sixty-five (65) or more years as of the date of his retirement, the amount equal to the monthly old-age insurance benefit, determined under the provisions of the Federal Social Security Act as in effect on the December 31st coinciding with or immediately preceding the date of his retirement, or if earlier, his Normal Retirement Date (ignoring any automatic cost-of-living increases after such applicable December 31st in benefit levels and in the wage and benefit base under the Social Security Act as in effect on such applicable December
                  31st), which is payable to him on the date of his retirement or, if earlier, on his Normal Retirement Date, regardless of whether said Participant applies for his Social Security benefits to be effective on such date and regardless of whether, by virtue of remaining in covered employment or otherwise, he becomes ineligible therefor.

                           (ii) For a Participant who has not attained the age
                  of sixty-five (65) years as of the date of his retirement or other Termination of Service, the amount equal to the monthly old-age insurance benefit, determined under the provisions of the Social Security Act as in effect on the December 31st coinciding with or immediately preceding the date of his retirement or other Termination of Service (ignoring any automatic cost-of-living increases after the applicable December 31st in benefit levels and in the wage and benefit base under the Social Security Act as in effect on such applicable December 31st), which would be payable to him upon his attainment of age sixty-five (65) if he had continued in employment with the Company or one of its subsidiaries until he attained the age of sixty-five (65) and assuming that the larger of his last annualized pay rate or his Compensation for his last complete year worked prior to the date of his retirement or other Termination of Service is the Compensation he would have received until he attained the age of sixty-five
                  (65).

         The determination of a Participant's Anticipated Monthly Primary Social Security Amount shall be made by the Committee based on available information, and such determination shall be made on the basis of a uniform policy applied without discrimination and shall be binding for purposes of determining the benefits payable under the Plan.

                  (c) Beneficiary shall mean the person or persons on whose behalf benefits may be payable under this Plan after a Participant's death.

                  (d) Board of Directors shall mean the Board of Directors of the Company.

                  (e) Cause shall mean: (i) the willful breach or habitual neglect of assigned duties related to the Employer, including compliance with Employer policies; (ii) conviction (including any plea of nolo contendere) of the employee of any felony or

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         crime involving dishonesty or moral turpitude; (iii) any act of personal dishonesty knowingly taken by the employee in connection with his responsibilities as an employee and intended to result in personal enrichment of the employee or any other person; (iv) bad faith conduct that is materially detrimental to the Employer; (v) inability of the employee to perform the employee's duties due to alcohol or illegal drug use; (vi) the Eligible Employee's failure to comply with any legal written directive of the Board of Directors of the Company; (vii) any act or omission of the employee which is of substantial detriment to the Employer because of the employee's intentional failure to comply with any statute, rule or regulation, except any act or omission believed by the employee in good faith to have been in or not opposed to the best interest of the Employer (without intent of the employee to gain, directly or indirectly, a profit to which the employee was not legally entitled) and except that Cause shall not mean bad judgment or negligence other than habitual neglect of duty; or (viii) any other act or failure to act or other conduct which is determined by the Committee, in its sole discretion, to be demonstrably and materially injurious to the Employer, monetarily or otherwise.

                  (f) CEO shall mean the employee of the Company who is the President and Chief Executive Officer of the Company on the Effective Date of the Plan.

                  (g) Committee shall mean the Retirement Committee appointed under the Retirement Plan.

                  (h) Compensation shall mean Basic Compensation as defined in
         Section 1.1(A)(8) of the Retirement Plan, except that:

                           (i) Basic Compensation shall not be limited as
                  provided in the second paragraphs (b) and (c) of said Section 1.1(A)(8); and

                           (ii) Basic Compensation shall have included, for the
                  year in which awarded, the value of Restricted Stock Rights or Restricted Shares awarded to the Participant under the Aviall, Inc. Management Incentive Plan, but only to the extent that, prior to the time such Restricted Stock Rights or Restricted Shares vest (that is, the restrictions on such Restricted Stock Rights or Restricted Shares lapse) in accordance with the terms of the Aviall, Inc. Management Incentive Plan, such Participant does not voluntarily terminate employment with the Company and its subsidiaries for a reason other than Normal, Delayed, Early or Disability Retirement or death, or is not terminated by the Company or one of its subsidiaries for Cause. The value of the Restricted Stock Rights or Restricted Shares, for purposes of this subparagraph (ii), shall be based on the price for shares of Aviall, Inc. common stock fixed by the Board of Directors for purposes of calculating the number of shares of Restricted Stock Rights or Restricted Shares to be awarded to the Participant.

                  (i) Credited Service shall mean the total period of a Participant's employment with an Employer, computed in completed months, during the period beginning on his last date of hire and ending on (A) in the case of any Participant other than the CEO, the date of his retirement or other termination of employment with an Employer, and (B) in the case of the CEO, ending on the later of (1) his retirement or other termination of employment with an Employer, or (2) so long as the CEO's employment is not terminated voluntarily by the CEO or involuntarily by the Company for "cause" as defined in his employment agreement, if any, then in effect, the date on which the term of said employment agreement is scheduled to terminate (without regard to such termination of employment or retirement); provided, however, that any complete calendar month that the employee is absent from the employment of an Employer will be excluded from his Credited Service unless he receives regular Compensation from an Employer for all or any portion of such calendar month; and provided, further, however, that if the Participant terminates employment with an Employer and subsequently is rehired by an Employer with a reinstatement of his prior Accrued Benefit, Vesting Service and Continuous Service pursuant to Section 2.6(B) of the Retirement Plan, his Credited Service shall be reinstated when and if he again becomes a Participant and shall be added to the Credited Service he may accrue following his reemployment Notwithstanding the foregoing provisions of this Section 2.1(i), the Credited Service of the CEO shall be two times (2x) the Credited Service calculated under the foregoing provisions of this Section 2.1(i). In the case of a Participant who terminated employment with Ryder System Inc. or one of its subsidiary companies (or a predecessor of Ryder System Inc. or one of its subsidiary companies) (collectively, "Ryder"), and transferred directly to the Company or one of its subsidiary companies (or a predecessor of the Company or one of its subsidiary companies) prior to January 1, 1994, such Participant's Credited Service also shall include his or her period of employment with Ryder.

                  (j) Death Benefit shall mean the benefit provided under
         Section 5.5 of this Plan.

                  (k) Disability Benefit shall mean the monthly benefit provided under Section 5.4 of this Plan.

                  (l) Eligible Employee shall mean any employee of the Company or any subsidiary who is a key officer of the Company or any subsidiary and who is designated by the Board of Directors from time to time as an Eligible Employee. The Board of Directors may, at any time, determine that an employee who has been designated as an Eligible Employee, shall no longer be so designated as an Eligible Employee, even though such person has not terminated employment with the Employer.

                  (m) Employer shall mean the Company and any subsidiary whose employees are Participants under this Plan.

                  (n) Final Average Monthly Compensation shall mean the Participant's average monthly rate of Compensation from the Employer for the three calendar years, out of the six completed calendar years immediately preceding the first day of the month coincident with or next following the date on which his service terminates with the Employer for any reason (or, where applicable, immediately preceding such other date as is specified hereunder), that give the highest average monthly rate of Compensation for the Participant.

                  The Participant's average monthly rate of Compensation will be determined by dividing the total Compensation received by him during such three-calendar-year period by the number of months for which he received Compensation from the Employer in such three-calendar-year period. The number of months for which he received Compensation from the Employer may be computed, to the extent he was paid on other than a monthly basis, by determining the number of pay periods ending within such three-calendar-year period for which he received Compensation from the Employer and converting such pay periods into months by dividing the number thereof, if weekly, by 4-1/3, if biweekly, by 2-1/6, and, if semi-monthly, by 2.

                  In computing Final Average Monthly Compensation for a Participant who has returned to the active employment of the Employer following a full calendar year or calendar years during which he did not receive any Compensation from the Employer because of a leave of absence granted by the Employer or because of his reemployment with an Employer with a reinstatement of his prior Accrued Benefit, Vesting Service and Continuous Service pursuant to Section 2.6(B) of the Retirement Plan, such full calendar year or calendar years during which he did not receive any regular Compensation from the Employer shall be ignored or excluded in determining the six completed calendar years and the three calendar years to be used in determining the Participant's Final Average Monthly Compensation at a subsequent date.

                  Anything in this Section 2.1(n) the contrary notwithstanding, if a Participant's service is terminated for any reason and he has not received any Compensation during any preceding calendar years, his "Final Average Monthly Compensation" shall mean his average monthly rate of Compensation received from the Employer during the calendar year in which his service was terminated. Such average monthly rate of Compensation will be determined in accordance with the procedure described above, based upon the total Compensation that he received and the number of months for which he received Compensation from the Employer during such calendar year.

                  (o) Participant shall mean an Eligible Employee of the Employer who meets the requirements to participate in the Plan in accordance with the provisions of Article III hereof.

                  (p) Plan shall mean the Aviall, Inc. Supplemental Executive Retirement Income Plan, as set forth herein and as amended from time to time.

                  (q) Plan Year shall mean each twelve (12) month period beginning on January 1 and ending on December 31, except that the first Plan Year shall begin April 7, 2003 and end December 31, 2003.

                  (r) Restricted Shares shall mean shares of the common stock of Aviall, Inc. granted pursuant to the Aviall, Inc. Management Incentive Plan as Restricted Shares, Deferred Shares or Performance Shares under the Aviall, Inc. 1998 Stock Incentive Plan which are subject to vesting provisions relating to future employment with the Company, or Management Objectives, or both.

                  (s) Restricted Stock Rights shall mean shares of the common stock of Aviall, Inc. which are subject to vesting provisions related to future employment with the Company.

                  (t) Retirement Plan shall mean the Aviall, Inc. Retirement Plan, as amended from time to time.

                  (u) Ryder Retirement Plan shall mean The Ryder System, Inc. Retirement Plan.

                  (v) Years of Vesting Service shall have the meaning set forth in Subsection 1.1(A)(67) of the Retirement Plan, except that in the case of the CEO, (i) if the date on which the term of his employment agreement, if any, then in effect is scheduled to terminate (without regard to such termination of employment or retirement)(his "Agreement Termination Date") is later than the date on which his employment actually terminates and if his employment is not terminated voluntarily by the CEO or involuntarily by the Company for "cause" as defined in said employment agreement, his Years of Vesting Service shall be calculated for purposes of this Plan as if he remained employed until his Agreement Termination Date and he received Hours of Service (as defined in the Retirement Plan) credit on the same basis as during his actual employment with the Company, and (ii) Years of Vesting Service shall equal two times (2x) the Years of Vesting Service calculated for the CEO under said Subsection 1.1(A)(67), as otherwise adjusted under this Section 2.1(v).

         Section 2.2. Construction: Capitalized terms used in this Plan, other than those defined in this Plan, shall have the same meanings given to such terms under Section 1.1 of the Retirement Plan or the balance of the Retirement Plan. The masculine gender, whenever appearing in this Plan, shall be deemed to include the feminine gender; the singular may include the plural; and vice versa, unless the context clearly indicates to the contrary.

         Section 2.3. Governing Law: This Plan shall be construed in accordance with and governed by the laws of the State of Texas, except to the extent otherwise preempted by the Employee Retirement Income Security Act of 1974, as amended, or any other Federal law.

                                   ARTICLE III

                          Eligibility and Participation

         Each Eligible Employee who becomes a participant under the Retirement Plan shall participate in this Plan. Any Participant who ceases being an Eligible Employee during his employment with the Employer as provided in Section 2.1(l) hereof shall immediately cease accruing additional benefits under this Plan, but shall remain a Participant entitled to receive benefits under the Plan based on his Accrued Benefit calculated as of the date of such cessation.

                                   ARTICLE IV

                            Assets Used for Benefits

         Section 4.1 Funding Preceding a Change of Control: Benefits payable under this Plan shall constitute general obligations of the Employer in accordance with the terms of this Plan. The Employer may, in its sole discretion, establish a trust or other funding arrangement that is subject to the claims of the Employer's general creditors, or may purchase one or more insurance policies or contracts that shall remain a general asset of the Employer or of any trust established hereunder, for the purpose of funding the Participants' benefits payable under this Plan.

         Section 4.2 Funding Upon a Change of Control: Immediately prior to a Change of Control in which the Company will be controlled, directly or indirectly, by one or more other entities, then unless the ultimate control entity immediately delivers to each Participant a written agreement guaranteeing the payment of the benefits owing hereunder to such Participant, the Employer shall, if it has not already done so pursuant to Section 4.1 hereof, establish a trust or other funding arrangement that is subject to the claims of the Employer's general creditors for the purpose of funding the Participants' benefits payable under this Plan and shall contribute to said trust or other funding arrangement the amount necessary to fund 100% of the then-present value of the Accrued Benefits payable at Normal Retirement Date for all Participants. The Employer shall review the funding status of such trust or other funding arrangement required to be established under this Section 4.2 on an annual basis and shall make such contributions thereto as may be required to maintain the value of the assets thereof at no less than 100% of the then-present value of the then Accrued Benefits payable at Normal Retirement Date for all Participants. The Employer shall calculate its funding obligations hereunder at any given point in time solely by using the interest and mortality assumptions and methodology actually used by the Plan actuary at that point in time (or for that plan year) for funding the Retirement Plan (including, where applicable, the assumptions that may be required to be used for funding under Section 412 of the Internal Revenue Code of 1986, as amended, due to the Retirement Plan's current underfunded status). After a Change of Control, if the Company and the other Employers terminate the Plan, immediately prior to such termination the Company shall contribute to the trust or other funding arrangement required to be established under this Section 4.2 sufficient funds to make the value of the assets thereof equal to 100% of the then-present value of the then Accrued Benefits payable at Normal Retirement Date for all Participants, with the then-present value being based on the actuarial assumptions which would then be required to be used for the calculation of benefit liabilities under Title IV of the Employee Retirement Income Security Act of 1974, as amended, for a single-employer defined benefit pension plan.

                                    ARTICLE V

                              Supplemental Benefits

         Section 5.1. Normal Retirement:

                  (a) Normal Retirement. Normal Retirement under the Plan is the same as Normal Retirement under Section 3.1 of the Retirement Plan.

                  (b) Normal Retirement Date. The Normal Retirement Date of each Participant is the first day of the month coincident with or next following the date on which the Participant attains age 65.

                  (c) Amount of Normal Retirement Benefit. The monthly amount of retirement benefit payable to a Participant who retires on his Normal Retirement Date shall be an amount equal to (or Actuarially Equivalent to) his Accrued Benefit as of his Normal Retirement Date.

                  (d) Payment of Normal Retirement Benefit. The monthly normal retirement benefit for the Participant shall be payable as provided for in Article VI hereof.

         Section 5.2. Delayed Retirement:

                  (a) Delayed Retirement. Delayed Retirement under the Plan is the same as Delayed Retirement under Section 3.2 of the Retirement Plan.

                  (b) Delayed Retirement Date. The Delayed Retirement Date of a Participant will be the first day of the month coincident with or next following the date, after his Normal Retirement Date, on which a Participant actually retires from the service of the Employer.

                  (c) Amount of Delayed Retirement Benefit. The monthly amount of retirement benefit payable to a Participant who retires on his Delayed Retirement Date shall be an amount equal to (or Actuarially Equivalent to) his Accrued Benefit as of his Delayed Retirement Date.

                  (d) Payment of Delayed Retirement Benefit. The monthly delayed retirement benefit for the Participant shall be payable as provided for in Article VI hereof.

         Section 5.3. Early Retirement:

                  (a) Early Retirement. A Participant may retire from the employment of the Employer prior to his Normal Retirement Date and on or after the date as of which he has attained the age of 55 and completed at least 10 years of Continuous Service under the Retirement Plan.

                  (b) Early Retirement Date. The Early Retirement Date will be the first day of the month coincident with or next following the date a Participant retires from the employment of the Employer under the provisions of this Section prior to his Normal Retirement Date.

                  (c) Amount of Early Retirement Benefit. The monthly amount of retirement benefit payable to a Participant who retires prior to his Normal Retirement Date under the provisions of this Section shall be an amount equal to the product of (a) and (b), where (a) is an amount equal to (or Actuarially Equivalent to) his Accrued Benefit at the date benefits commence as provided in Article VI hereof, and (b) is the applicable Early Retirement Adjustment Factor from Table A-1 attached to the Retirement Plan.

                  (d) Payment of Early Retirement Benefit. The monthly early retirement benefit for the Participant shall be payable as provided for in Article VI hereof.

         Section 5.4. Disability Retirement:

                  (a) Disability Retirement. A Participant who retires on account of total and permanent disability as defined in Section 3.4 of the Retirement Plan and otherwise qualifies for disability retirement benefits pursuant to said Section 3.4, shall be eligible for disability retirement under this Plan.

                  (b) Disability Retirement Date. The Disability Retirement Date shall be the date set forth in Section 3.4(B) of the Retirement Plan.

                  (c) Amount of Disability Retirement Benefit. The monthly amount of retirement benefit payable to a Participant who retires on his Disability Retirement Date shall be an amount equal to his Accrued Benefit as of his Disability Retirement Date.

                  (d) Payment of Disability Retirement Benefit. The monthly disability retirement benefit for the disabled Participant shall be payable as provided for in Article VI hereof.

                  (e) Other Disability Provisions. If the provisions of Section 3.4(I) of the Retirement Plan are applicable, then, to the extent such Participant earns annual pension accruals under said Section 3.4(I), he shall earn Accrued Benefits under this Plan, subject to the following conditions:

                           (1) Compensation while earning Accrued Benefits under
                  this Section 5.4(e) shall be based on the larger of the Participant's last annualized pay rate or his Compensation for his last complete year worked prior to disablement.

                           (2) A Participant shall accrue Credited Service
                  credit for the period while earning Accrued Benefits under this Section 5.4(e).

                           (3) A disabled Participant who becomes eligible for
                  and elects Early Retirement in accordance with the provisions of Section 3.4(I) of the Retirement Plan, shall be deemed to have elected at the same time Early Retirement under this Plan.

                           (4) If a Participant re-enters the employment of an
                  Employer as an Eligible Employee upon his recovery from disability, he shall again earn additional benefits as provided in this Plan.

                           (5) If a Participant does not re-enter the service of
                  an Employer upon his recovery from disability, he shall be deemed to have simultaneously re-entered the service of an Employer and had a Termination of Service at such time. Any benefits to which he may then be entitled shall be as provided in Section 5.1, 5.3 or 5.6, whichever is applicable.

                           (6) In the event of death while a Participant is
                  covered by the disability provisions of this Section 5.4(e), such Participant shall be treated as an Active Employee-Participant under Section 5.5 for purposes of determining whether or not any death benefits are payable to his Eligible Spouse.

         Section 5.5. Death Benefits:

                  (a) Death of a Participant Receiving Benefits. In the event of the death of a Participant who has received or is receiving benefits hereunder, the benefits payable due to such death shall be governed by the form in which such benefits are being received.

                  (b) Preretirement Death Benefits - Employee-Participants.

                           (1) In the event a Participant who is still employed
                  dies on or after his Normal Retirement Date, his Eligible Spouse shall be entitled to a monthly retirement income for her lifetime in the form of a Qualified Preretirement

                  Survivor Annuity. Such monthly retirement income to the Eligible Spouse shall be an amount equal to 1/2 (.50) of the monthly retirement benefit the deceased Participant could have received had he retired on the day before his death and elected the form of payment provided for under Paragraph 4.1(C)(3) of the Retirement Plan, with a 50% continuance to his Eligible Spouse as the designated Beneficiary. The monthly retirement benefit payments to the Eligible Spouse shall begin on the first day of the month coincident with or next following the date of the Participant's death, and benefits will be payable monthly thereafter until the payment due immediately preceding the Eligible Spouse's death, except as otherwise payable under Section 5.5(d) hereof.

                           (2) In the event of the death of a Participant who is
                  still employed prior to his Normal Retirement Date but after the date he has met the eligibility requirements for Early Retirement, his Eligible Spouse only shall be entitled to a monthly retirement income for her lifetime in the form of a Qualified Preretirement Survivor Annuity. Such monthly retirement income to the Eligible Spouse shall be an amount equal to 1/2 (.50) of the monthly early retirement benefit the deceased Participant could have received, determined in accordance with Table A-1 attached to the Retirement Plan, had he retired on the day before his death and elected the form of payment under Paragraph 4.1(C)(3) of the Retirement Plan, with a 50% continuance to his Eligible Spouse as the designated Beneficiary. The monthly retirement benefit to the Eligible Spouse shall begin on the first day of the month coincident with or next following the date of the Participant's death, and benefits will be payable monthly thereafter, until the payment due next preceding the Eligible Spouse's death, except as otherwise payable under Section 5.5(d) hereof.

                           (3) In the event of death on or before his 55th
                  birthday of a Participant who is still employed, who is vested in his benefits under the Retirement Plan and who has met the service requirements for early retirement, his Eligible Spouse only shall be entitled to a monthly retirement benefit in the form of a Qualified Preretirement Survivor Annuity. The monthly benefit payable to the Eligible Spouse shall be an amount equal to 1/2 (.50) of the monthly retirement income the deceased Participant would have received (except determined in accordance with Table A-1 attached to the Retirement Plan), had he separated from employment on his date of death, survived to age 55, retired at that time and elected the form of payment under Paragraph 4.1(C)(3) of the Retirement Plan, with a 50% continuance to his Eligible Spouse as the designated Beneficiary, and died on the day thereafter. The monthly retirement income to the Eligible Spouse shall begin on the first day of the month coincident with or next following the date the Participant would have attained age 55, and benefits will be payable monthly thereafter, until the payment due next preceding the Eligible Spouse's death, except as otherwise payable under Section 3.5(d) hereof.

                           (4) In the event of the death of a Participant who is
                  still employed, who is vested in all or a portion of his Accrued Benefits under this Plan but who had not met the service requirements for early retirement, his Eligible Spouse only shall be entitled to a monthly retirement benefit in the form of a Qualified Preretirement Survivor Annuity. The monthly benefit payable to the Eligible Spouse shall be an amount equal to 1/2 (.50) of the monthly retirement income the Participant would have received had he separated from service on his date of death, survived to Normal Retirement Age, retired at that time and elected the form of payment under Paragraph 4.1(C)(3) of the Retirement Plan, with a 50% continuance to his Eligible Spouse as the designated Beneficiary, and died on the day thereafter. The monthly retirement income shall begin on the first day of the month coincident with or next following the date the Participant would have attained Normal Retirement Age, and benefits will be payable monthly thereafter, until the payment due next preceding the Eligible Spouse's death, except as otherwise payable under Section 3.5(d) hereof.

                  (c) Preretirement Death Benefits - Former
         Employee-Participants.

                           (1) In the event of the death, after age 55 but prior
                  to the date benefits commence, of a Participant who is no longer employed and who had met the service requirements for early retirement as of his date of Termination of Service, his Eligible Spouse only shall be entitled to a monthly retirement benefit in the form of a Qualified Preretirement Survivor Annuity. Such monthly retirement income shall be an amount equal to 1/2 (.50) of the monthly retirement income said Participant would have received had his benefits commenced immediately preceding his date of death, determined in accordance with Table A-1 or Table A-2 of the Retirement Plan, as applicable to such Participant, and had he elected the form of payment under Paragraph 4.1(C)(3) of the Retirement Plan, with a 50% continuance to his Eligible Spouse as the designated Beneficiary. The monthly income will be payable as described in Paragraph 5.5(b)(2) hereof.

                           (2) In the event of the death on or before his 55th
                  birthday of a Participant who is no longer employed and who has met the service requirements for early retirement, his Eligible Spouse only shall be entitled to a monthly retirement benefit in the form of a Qualified Preretirement Survivor Annuity. Such monthly retirement income shall be an amount equal to 1/2 (.50) of the said Participant's vested Accrued Benefit as of the date of death reduced by the appropriate Early Retirement Reduction Factor from Table A-2 attached to the Retirement Plan and the appropriate factor from Table C of the Retirement Plan. The monthly income shall begin on the first day of the month coincident with or next following the date the Participant would have attained age 55, and benefits will be payable monthly thereafter, until the payment due next preceding the Eligible Spouse's death, except as otherwise payable under Section 5.5(d).

                           (3) In the event of the death of a Participant who is
                  no longer employed, who is entitled to receive benefits under this Plan but has not yet begun receipt of those benefits, and who has not met the service requirements for early retirement, his Eligible Spouse only shall be entitled to a monthly retirement benefit in the form of a Qualified Preretirement Survivor Annuity. Such monthly retirement income shall be an amount equal to 1/2 (.50) of said Participant's vested Accrued Benefit as of the date of death reduced by the appropriate factor from Table C of the Retirement Plan. The monthly income shall begin on the first day of the month coincident with or next following the date the Participant would have attained Normal Retirement Age, and benefits will be payable monthly thereafter, until the payment due next preceding the Eligible Spouse's death, except as otherwise payable under Section 5.5(d) hereof.

                  (d) Preretirement Death Benefit Not in Excess of $5,000. If the Actuarial Equivalent present value of a Qualified Preretirement Survivor Annuity as of the Annuity Starting Date of the Participant's Eligible Spouse does not exceed $5,000, the method of distribution to the Participant's Eligible Spouse of the Preretirement Death Benefit shall be as a single cash distribution which is the Actuarial Equivalent of the full amount payable. An early retirement subsidy will not factor into the determination of such single cash distribution unless the Participant has met the age and service requirements for early retirement prior to his death.

         Section 5.6. Termination of Service Other than for Retirement or Death.

                  (a) Except as otherwise provided in this Section 5.6, in the event a Participant who is still employed has a Termination of Service prior to his Normal Retirement Date for any reason other than Early Retirement, Disability Retirement, or death, he shall be entitled to a monthly retirement benefit to commence on his Normal Retirement Date in an amount equal to the product of his Vesting Percentage (as hereinafter defined) and his Accrued Benefit as of the date of his Termination of Service. If such Termination of Service is on or after the date he has met the eligibility requirements for Early Retirement, and he elects to defer the receipt of such Early Retirement benefits, he shall have his benefits determined in accordance with this Section 5.6(a) and Section 5.6(b) hereof. A Participant's Vesting Percentage as of a particular point in time shall be determined under the following table, based on the Participant's Years of Vesting Service:

                              Years of Vesting Service                    Vesting Percentage
                              ------------------------                    ------------------

                                    Less than 5                                      0%
                                    5 but less than 10                              75%
                                    10 or more                                     100%

                  (b) A Participant who is no longer employed and who either (i) was eligible for Early Retirement Benefits but had not yet commenced receipt of those benefits, or (ii) was less than age 55 but had accrued at least 10 years of Continuous Service as of the date of his Termination of Service and had not yet commenced receipt of his benefits, shall be entitled to a monthly retirement benefit to commence on the first day of the month in which benefits commence under Section 3.6(B) of the Retirement Plan. The amount of such monthly retirement benefit shall be equal to the product of his Early Retirement Adjustment Factor from Table A-1 or Table A-2 attached to the Retirement Plan, as appropriate for such Participant, as of the date the benefits are to commence, and the monthly retirement benefit as determined in the preceding paragraph (a).

                  (c) The monthly retirement benefit to the Participant under this Section 5.6, subject to the provisions of Section 5.5(b) and (c), shall be payable in the form provided for in Article VI hereof, on the first day of each month commencing on the applicable date set forth in
         Section 5.6(a) or (b) above.

                  (d) Notwithstanding the foregoing provisions of this Section 5.6, if a Participant's Termination of Service is on account of involuntary termination by the Company or one of its subsidiaries for Cause in accordance with the provisions of this Section 5.6(d), such Participant's Vesting Percentage shall be zero percent (0%), regardless of his Years of Vesting Service. A Participant shall not be deemed to have been terminated for Cause for purposes of this Section
         5.6 unless and until there shall have been delivered to the Participant a copy of a resolution duly adopted by the affirmative vote of not less than three quarters (3/4) of the Board of Directors then in office at a meeting of the Board of Directors called and held for such purpose, after reasonable notice to the Participant and an opportunity for the Participant, together with the Participant's counsel (if the Participant chooses to have counsel present at such meeting), to be heard before the Board of Directors, finding that in the good faith opinion of the Board of Directors, the Participant had committed an act constituting "Cause" as defined herein and specifying the particulars thereof in detail. Nothing herein will limit the right of the Participant or his or her beneficiaries to contest the validity or propriety of any such determination. "Cause" for purposes of this
         Section 5.6(d) shall have the meaning set forth in Section 2.1(e) hereof, except that following a Change of Control, "Cause" shall have the meaning only as set forth in Section 2.1(e)(i)-(vii) hereof.

                  (e) Except as otherwise provided in Section 7.3 or Section 9.1 hereof, in the event a Participant has a Termination of Service prior to his Normal Retirement Date for any reason other than Early Retirement, Disability Retirement or death, and his Vesting Percentage as of the date of his Termination of Service is zero percent (0%), there shall be no benefits payable to him (or on his behalf) from this Plan.

                                   ARTICLE VI

                    Provisions Regarding Payment of Benefits

         Section 6.1. Form of Payment of Benefits: Except as otherwise hereinafter specifically provided, the payment of benefits to which a Participant or Beneficiary shall be entitled under this Plan shall be paid in the same manner, the same form, as of the same date, and subject to the same conditions as the benefits under the Retirement Plan. In those cases in which lump sum options are available, the amount of such lump sum cash distribution will be the actuarial present value of the benefit payable under this Plan, based on the same interest and mortality assumptions used under the Retirement Plan for determining the $5,000 mandatory single cash distribution.

         Section 6.2. No Effect on Retirement Plan: Any benefit payable under the Retirement Plan, or the Ryder Retirement Plan, or the Aviall, Inc. Benefit Restoration Plan, or all of them, shall be paid solely in accordance with the terms and provisions thereof, and nothing in this Agreement shall operate or be construed in any way to modify, amend or affect the terms and provisions of the Retirement Plan, or the Ryder Retirement Plan, or the Aviall, Inc. Benefit Restoration Plan, or all of them.

                                   ARTICLE VII

                   Administration, Amendments and Termination;
                           Rights Against the Company

         Section 7.1. Administration: The Committee shall administer this Plan. The Committee shall have, and shall exercise and perform, all the powers, rights, authorities and duties set forth in the Retirement Plan which are applicable to the Retirement Committee under the Retirement Plan. The Retirement Plan provisions regarding said powers, rights, authorities and duties are incorporated herein by reference and shall have the same effect with respect to this Plan as if set forth in full herein. Any determination or decision by the Committee shall be conclusive and binding on all persons who at any time have or claim to have any interest whatever under this Plan. The Committee may appoint a plan administrator who will be responsible for and will perform all duties and obligations delegated to him by the Committee. The Committee shall have the power to delegate those duties it deems necessary and appropriate for the plan administrator to perform.

         Section 7.2. Amendment: The Board of Directors of the Company, solely, and without the approval of the Committee or any Participant, shall have the right to amend this Plan at any time and from time to time, by resolution adopted by it. Any such amendment shall become effective upon the date stated therein. No such amendment, however, shall decrease a Participant's Accrued Benefit, calculated immediately prior to the effective date of such amendment.

         Section 7.3. Plan Termination: The Company has established this Plan with the bona fide intention and expectation that from year to year it will deem it advisable to continue it in effect. However, circumstances not now foreseen or circumstances beyond the Company's control may make it impossible or inadvisable to continue the Plan; therefore, the Board of Directors of the Company, in its sole discretion, reserves the right at any time to cease the continued accrual of benefits under the Plan and to terminate the Plan in its entirety upon payment of all benefits owing under the Plan at the time of such cessation of benefit accrual (herein referred to collectively as "Plan Termination"). In the event of Plan Termination, the Participants shall be entitled to benefits under this Plan equal to their Accrued Benefits calculated as of the date of cessation of benefit accrual. The benefits owing to Participants upon Plan termination shall be paid if, as, and when otherwise payable hereunder, in accordance with the applicable provisions of the Plan.

         Section 7.4. Rights Against the Company: The establishment of this Plan shall not be construed as giving to any Participant, employee or any person whomsoever, any legal, equitable or other rights against the Company, or its officers, directors, agents or shareholders, or giving to any Participant any equity or other interest in the assets, business or shares of the Company, or giving any employee the right to be retained in the employment of the Company. All employees and Participants shall be subject to discharge to the same extent that they would have been if this Plan had never been adopted. Subject to the rights of the Company to terminate this Plan or any benefit hereunder, the rights of a Participant hereunder shall be solely those of an unsecured creditor of the Company.

                                  ARTICLE VIII

                            General and Miscellaneous

         Section 8.1. Spend Thrift Clause: No right, title or interest of any kind in the Plan shall be transferable or assignable by any Participant or any other person or be subject to alienation, anticipation, encumbrance, garnishment, attachment, execution or levy of any kind, whether voluntary or involuntary. Any attempt to alienate, sell, transfer, assign, pledge, garnish, attach or otherwise encumber or dispose of any interest in the Plan shall be void.

         Section 8.2. Severability: In the event any provision of this Plan shall be declared illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining provisions of this Plan but shall be fully severable and this Plan shall be construed and enforced as if said illegal or invalid provision had never been inserted herein.

         Section 8.3. Construction of Agreement: The article and section headings and numbers are included only for convenience of reference and are not to be taken as limiting or extending the meaning of any of the terms and provisions of this Plan. Whenever appropriate, words used in the singular shall include the plural or the plural may be read as the singular. It is the

Company's intention that this Plan be an unfunded plan providing deferred compensation for a select group of management or highly compensated employees as referred to in Section 401 of the Employee Retirement Income Security Act of 1974, as amended from time to time, and the Plan shall at all times be construed and interpreted so as to comply with the requirements thereof.

         Section 8.4. Governing Law: The validity and effect of this Agreement and the rights and obligations of all persons affected hereby shall be construed and determined in accordance with the laws of the State of Texas.

                                   ARTICLE IX

                          Change of Control Provisions

         Section 9.1. Vesting: In the event of a Change of Control, each individual who is a "COC Affected Participant" (as herein defined) shall be 100% vested in his benefits under this Plan, including, without limitation, any benefits which accrue after the date of the Change of Control. A "COC Affected Participant" means a Participant immediately prior to the date of the Change of Control who is an employee of the Employer immediately prior to the date of the Change of Control and who, at any time within the three (3)-year period beginning on the date of the Change of Control, either (i) is involuntarily terminated from employment with the Employer other than for "Cause", as provided for in Section 5.6(d) hereof, or (ii) voluntarily terminates employment with the Employer because his annual compensation (as herein defined) is not substantially similar to the annual compensation such Participant received for the fiscal year of the Employer ended immediately prior to the Change of Control. "Annual compensation" means the Participant's base salary, incentive compensation, and equity compensation (including options) awarded for such year.

         Section 9.2. Benefits Payable in the Event of Change of Control: In the event of a Change of Control, the monthly benefit to which a Participant is entitled will be computed in accordance with the applicable provisions of this Plan immediately prior to the date of such Change of Control, except that each COC Affected Participant, for the purpose of determining the early retirement reduction factor, if applicable, shall be deemed to be two (2) years older, if adding two (2) years to such Participant's age would otherwise make him eligible for Early Retirement Benefits, and each such Participant shall be deemed to have two (2) additional years of Credited Service (or, in the case of the CEO, four
(4) additional years of Credited Service), but in no event shall such Participant's total years of Credited Service exceed the 25 years or 16.6667 years, as the case may be, specified in Section 2.1(a)(i) hereof.

         Section 9.3. Termination or Amendment Following Change of Control:
Notwithstanding any provision of the Plan to the contrary, including without limitation Sections 7.2 and 7.3, for a period of two (2) years following a Change of Control, (i) no Plan Termination may occur, (ii) the provisions of
Section 4.2 and this Article IX may not be amended, and (iii) the Plan may not otherwise be amended in any manner that would adversely affect a Participant's existing or future benefits under the Plan, without such Participant's written consent.

         IN WITNESS WHEREOF, the Company has caused this Plan to be signed by its duly appointed officers and its corporate seal to be hereunto affixed as of the Effective Date, the 7th day of April, 2003.

                                    AVIALL, INC.


                                    By: /s/ Jeffrey J. Murphy
                                       -----------------------------------------
ATTEST:                             Name:  Jeffrey J. Murphy
                                    Title: Senior Vice President, Law & Human
                                           Resources, Secretary and General
                                           Counsel

By: /s/ Jacqueline K. Collier
   ----------------------------